UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Net Asset Value

In accordance with Nuveen Churchill Private Capital Income Fund’s (the “Fund”) valuation policy, the Fund intends to sell its shares on the first business day of each month at an offering price that it believes reflects the net asset value (“NAV”) per share at the end of the preceding month. The table below sets forth the public offering prices for the Fund’s Class I, Class S, and Class D shares of beneficial interest, which was approximately equal to their respective NAV per share.

NAV as of November 30, 2023
Class I shares	$24.60
Class S shares	$24.59
Class D shares	$24.60

As of November 30, 2023, the Fund’s aggregate NAV was approximately $340.9 million, the fair value of its investment portfolio was $489.2 million, and it had $162.8 million in secured borrowings outstanding. For Class I shareholders, the Fund generated a 1.05%, 3.27% and 11.35% total return for the 1-month, 3-months and 1-year ended November 30, 2023, respectively, a 10.82% total return for the period beginning January 1, 2023 through November 30, 2023, and a 9.74%1 total return for the period beginning March 30, 2022 (date on which Class I shares were first issued) to November 30, 2023. For Class S shareholders, the Fund generated a 1.05% total return for the 1-month period ended November 30, 2023, and a 1.97% total return for the period beginning October 2, 2023 (date on which Class S shares were first issued) to November 30, 2023.2 For Class D shareholders, the Fund generated a 1.05% total return for the 1-month period ended November 30, 2023, and a 2.02% total return for the period beginning October 2, 2023 (date on which Class D shares were first issued) to November 30, 2023.2

Distributions

On December 28, 2023, the Fund’s board of trustees (the “Board”) declared regular distributions for each class of its shares of beneficial interests in the amount per share set forth below. The distribution is payable to shareholders of record as of December 31, 2023 and the payment date is on January 29, 2024.

	Gross Distribution	Shareholder Servicing Fee	Net Distribution
Class I shares	$0.250	$—	$0.250
Class S shares	$0.250	$0.017	$0.233
Class D shares	$0.250	$0.005	$0.245

Portfolio Update

As of November 30, 2023, the Fund had debt investments and equity investments in 152 portfolio companies with an aggregate of $495.0 million (at cost) and an average position size of 0.83%.3 As of November 30, 2023, the Fund’s investments consisted of 78.20% first-lien term loans, 9.72% second-lien debt investments, 10.14% mezzanine debt investments, and 1.94% equity investments (at fair value). As of November 30, 2023, on a fair value basis, 84.20% of the Fund’s debt investments bear interest at a floating rate and 15.80% of the Fund's debt investments bear a fixed rate. As of November 30, 2023, the weighted average yield on the debt and income producing investments at fair value was 11.46%.

As of November 30, 2023, our portfolio companies had a weighted average reported EBITDA (including all private debt investments and excluding quoted assets) of $61.0 million. Including all quoted assets as of November 30, 2023, our portfolio companies had a weighted average reported EBITDA of $197.5 million. EBITDA amounts are derived from the most recently available portfolio company financial statements and are weighted based on the fair market value of each respective investment as of its most recent valuation.
1 Total returns are annualized for periods longer than one year.
2 Total return excludes the impact of the upfront sales load.
3 Average position size (committed par amount and cost of equity) is calculated as a percentage of contributed capital and total size of the credit facility.

The industry composition of the Fund’s portfolio as a percentage of fair value as of November 30, 2023 was as follows:

Industry	November 30, 2023

Aerospace & Defense	0.64%
Automotive	1.16%
Banking, Finance, Insurance, Real Estate	1.40%
Beverage, Food & Tobacco	10.77%
Capital Equipment	3.84%
Chemicals, Plastics, & Rubber	3.99%
Construction & Building	4.86%
Consumer Goods: Durable	3.94%
Consumer Goods: Non-Durable	6.25%
Containers, Packaging & Glass	3.48%
Energy: Electricity	0.45%
Energy: Oil & Gas	4.51%
Environmental Industries	3.16%
Healthcare & Pharmaceuticals	8.22%
High Tech Industries	4.69%
Hotel, Gaming & Leisure	0.46%
Media: Advertising, Printing & Publishing	1.40%
Media: Broadcasting & Subscription	0.83%
Metals and Mining	0.10%
Services: Business	17.09%
Services: Consumer	5.96%
Sovereign & Public Finance	0.79%
Telecommunications	2.43%
Transportation: Cargo	2.43%
Transportation: Consumer	0.81%
Utilities: Electric	0.53%
Wholesale	5.83%
Total	100.00%

The Fund's top ten portfolio companies as of November 30, 2023 were as follows:

Portfolio Company	Industry	Position Size [3]
Supply One	Chemicals, Plastics, & Rubber	1.80%
Class Valuation	Services: Business	1.77%
Kofile	Services: Business	1.74%
Spice World	Beverage, Food & Tobacco	1.73%
Revision Skincare	Consumer Goods: Non-Durable	1.72%
Service Express	Services: Business	1.68%
Abrasive Products and Equipment (AP&E)	Energy: Oil & Gas	1.60%
Pacur	Containers, Packaging & Glass	1.39%
Fortune International LLC	Beverage, Food & Tobacco	1.23%
NearU	Services: Consumer	1.18%

Past performance is not necessarily indicative of future performance, and there can be no assurance that the Fund will achieve comparable investment results, or that any targeted returns will be met.

The information presented above is based on the determination of Churchill Asset Management LLC, in its capacity as the Board's valuation designee (the “Valuation Designee”), as of November 30, 2023 and remains subject to the review and oversight by the Board to determine that the Valuation Designee selected and consistently applied the appropriate valuation methodologies in connection with the Valuation Designee's determination of the fair value of the Fund's portfolio securities. Consequently, the data set forth in the Fund’s Annual Report on Form 10-K for the fiscal year ending December 31, 2023 may differ from this information, and any such differences may be material. In addition, the information presented above does not include all of the information regarding our financial condition and results of operations that may be important to investors. As a result, investors are cautioned not to place undue reliance on the information presented above.

Neither PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled or performed procedures with respect to the financial data contained herein. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: December 29, 2023	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President